Exhibit 10.1
                                                               ------------


                        AMENDMENT TO NOTE PURCHASE AGREEMENT


              AMENDMENT TO NOTE PURCHASE AGREEMENT (the "Amendment") dated as of June 23, 1995 among ALLEGHANY CORPORATION, a Delaware Corporation ("Alleghany"), ALLEGHANY PROPERTIES, INC., a Delaware Corporation ("API"), and the Purchasers (the "Purchasers") listed on Annex 1 to the Note Purchase Agreement (the "Agreement") dated as of January 15, 1995 among Alleghany, API and the Purchasers.

                                W I T N E S S E T H:
                                -------------------

              WHEREAS, Alleghany, API and the Purchasers entered into the Agreement, pursuant to which the Purchasers purchased and API issued and sold $50,000,000 aggregate principal amount of 8.62% Senior Notes due February 23, 2000; and

              WHEREAS, Alleghany, API and the Purchasers desire to amend the Agreement as provided herein;

              NOW, THEREFORE, the parties hereto agree as follows:

              Section 1.  Definitions.  Capitalized terms used and not
                          -----------
         otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

              Section 2.  Amendment of Section 7.7(a).  Section 7.7(a) of
                          ---------------------------
         the Agreement is hereby amended by deleting "November 1, 1994" from the fifth line of paragraph (a) of Section 7.7 and replacing such deletion with the term "the Closing Date."

              Section 3.  Representation of the Company.  Other than $4.5
                          -----------------------------
         million transferred to Alleghany by API on December 29, 1994, the Company did not, and did not permit SPHI to, make any Restricted Investment and the Company did not declare or make, or become obligated to declare or make, any Restricted Payment between November 1, 1994 and the Closing Date (not including the Closing
         Date).

              Section 4.  Limitation to Amendment.  Except as modified by
                          -----------------------
         this Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

              Section 5.  Counterparts.  This Amendment may be executed in
                          ------------
         one or more counterparts, all of which shall constitute one and the same instrument.




              IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                       ALLEGHANY CORPORATION


                                       By:/s/ David B. Cuming
                                          -------------------------------
                                       Name:  David B. Cuming
                                       Title: Senior Vice President

                                       ALLEGHANY PROPERTIES, INC.


                                       By:/s/ David B. Cuming
                                          -------------------------------
                                       Name:  David B. Cuming
                                       Title: President

                                       HARTFORD LIFE INSURANCE COMPANY
                                       SEPARATE ACCOUNT CRC


                                       By:/s/ Joseph H. Gareau
                                          -------------------------------
                                       Name:  Joseph H. Gareau
                                       Title: Executive Vice President

                                       TRANSAMERICA LIFE INSURANCE &
                                       ANNUITY COMPANY


                                       By:/s/ John M. Casparian
                                          -------------------------------
                                       Name:  John M. Casparian
                                       Title: Investment Officer

                                       TRANSAMERICA OCCIDENTAL LIFE
                                       INSURANCE COMPANY


                                       By:/s/ John M. Casparian
                                          -------------------------------
                                       Name:  John M. Casparian
                                       Title: Investment Officer

                                       UNITED OF OMAHA LIFE INSURANCE
                                       COMPANY


                                       By:/s/ M.G. Echtenkamp
                                          -------------------------------
                                       Name:  M.G. Echtenkamp
                                       Title: Second Vice President

                                       MUTUAL OF OMAHA INSURANCE
                                       COMPANY


                                       By:/s/ M.G. Echtenkamp
                                          -------------------------------
                                       Name:  M.G. Echtenkamp
                                       Title: Second Vice President

                                       THE LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY
                                       By: Lincoln National Investment
                                           Management Company, Its
                                           Attorney-In-Fact


                                       By:/s/ Timothy L. Powell
                                          -------------------------------
                                       Name:  Timothy L. Powell
                                       Title: Second Vice President

                                       KNIGHTS OF COLUMBUS


                                       By:/s/ Robert J. Lane
                                          -------------------------------
                                       Name:  Robert J. Lane
                                       Title: Assistant Supreme Secretary

                                       WOODMEN ACCIDENT AND LIFE
                                       COMPANY


                                       By:/s/ A.M. McCray
                                          -------------------------------
                                       Name:  A.M. McCray
                                       Title: Vice President and Asst.
                                              Treasurer